THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

The Prudential Investment Portfolios, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The number of shares of common stock, par value $0.001 per share (the “Common Stock”), that the Corporation has authority to issue is hereby increased by 375,000,000 shares to an aggregate of 6,625,000,000 shares, having an aggregate par value of $6,625,000.

SECOND:       The 375,000,000 additional shares of Common Stock authorized in Article FIRST are hereby classified and designated as shares of two new classes of Common Stock of Prudential Jennison Growth Fund as follows:

Name of Class Number of Shares

Class R2 Common Stock 125,000,000

Class R4 Common Stock 250,000,000

THIRD: Pursuant to authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by the charter of the Corporation (the “Charter”) and Section 2-208 of the Maryland General Corporation Law (the “MGCL”), the Board of Directors has classified and designated:

(a) 50,000,000 authorized but unissued shares of Prudential Balanced Fund Class C Common Stock as 50,000,000 additional shares of Prudential Jennison Growth Fund Class Z Common Stock;

(b) 100,000,000 authorized but unissued shares of Prudential Conservative Allocation Fund Class C Common Stock, 100,000,000 authorized but unissued shares of Prudential Growth Allocation Fund Class C Common Stock and 75,000,000 authorized but unissued shares of Prudential Jennison Growth Fund Class C Common Stock as 275,000,000 shares of Prudential Jennison Growth Fund Class Q Common Stock;

(c) 3,000,000 authorized but unissued shares of Prudential Jennison Growth Fund Class B Common Stock, 7,000,000 authorized but unissued shares of Prudential Conservative Allocation Fund Class B Common Stock, 3,000,000 authorized but unissued shares of Prudential Growth Allocation Fund Class B Common Stock and 2,000,000 authorized but unissued shares of Prudential Balanced Fund Class B Common Stock as 15,000,000 additional shares of Prudential Balanced Fund Class Q Common Stock;

(d) 7,000,000 authorized but unissued shares of Prudential Moderate Allocation Fund Class B Common Stock, 25,000,000 authorized but unissued shares of Prudential Moderate Allocation Fund Class R Common Stock and 3,000,000 authorized but unissued shares of Prudential Jennison Equity Opportunity Fund Class B Common Stock as 35,000,000 additional shares of Prudential Balanced Fund Class Z Common Stock;

(e) 25,000,000 authorized but unissued shares of Prudential Growth Allocation Fund Class T Common Stock and 25,000,000 authorized but unissued shares of Prudential Moderate Allocation Fund Class T Common Stock as 50,000,000 additional shares of Prudential Conservative Allocation Fund Class Z Common Stock;

(f) 50,000,000 authorized but unissued shares of Prudential Growth Allocation Fund Class R Common Stock as 50,000,000 additional shares of Prudential Conservative Allocation Fund Class Q Common Stock;

(g) 25,000,000 authorized but unissued shares of Prudential Balanced Fund Class T Common Stock and 25,000,000 authorized but unissued shares of Prudential Jennison Equity Opportunity Fund Class T Common Stock as 50,000,000 additional shares of Prudential Growth Allocation Fund Class Z Common Stock;

(h) 25,000,000 authorized but unissued shares of Prudential Jennison Growth Fund Class T Common Stock and 25,000,000 authorized but unissued shares of Prudential Conservative Allocation Fund Class T Common Stock as 50,000,000 additional shares of Prudential Growth Allocation Fund Class Q Common Stock;

(i) 55,000,000 authorized but unissued shares of Prudential Moderate Allocation Fund Class C Common Stock (“Moderate Class C Common Stock”) as 55,000,000 additional shares of Prudential Moderate Allocation Fund Class Z Common Stock;

(j) 50,000,000 authorized but unissued shares of Moderate Class C Common Stock as 50,000,000 additional shares of Prudential Moderate Allocation Fund Class Q Common Stock;

(k) 60,000,000 authorized but unissued shares of Prudential Jennison Equity Opportunity Fund Class C Common Stock (“Jennison Opportunity Class C Common Stock”) as 60,000,000 additional shares of Prudential Jennison Equity Opportunity Fund Class Q Common Stock; and

(l) 65,000,000 authorized but unissued shares of the Jennison Opportunity Class C Common Stock as 65,000,000 additional shares of Prudential Jennison Equity Opportunity Fund Class Z Common Stock.

FOURTH: The shares classified or reclassified as set forth above shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of Common Stock of the existing or new class of the applicable series as set forth in the Charter.

FIFTH: Prior to the classification and designation in these Articles Supplementary, the total number of shares of all series and classes of stock which the Corporation had authority to issue was 6,250,000,000 shares, $0.001 par value per share, having an aggregate par value of $6,250,000, classified and designated as follows:

Prudential Jennison Equity Opportunity Fund

Class A Common Stock 100,000,000

Class B Common Stock 5,000,000

Class C Common Stock 150,000,000

Class Q Common Stock 260,000,000

Class R Common Stock 200,000,000

Class Z Common Stock 260,000,000

Class T Common Stock 75,000,000

Prudential Jennison Growth Fund

Class A Common Stock 125,000,000

Class B Common Stock 5,000,000

Class C Common Stock 100,000,000

Class R Common Stock 220,000,000

Class Z Common Stock 775,000,000

Class T Common Stock 75,000,000

Prudential Balanced Fund

Class A Common Stock 125,000,000

Class B Common Stock 5,000,000

Class C Common Stock 75,000,000

Class R Common Stock 125,000,000

Class Z Common Stock 245,000,000

Class T Common Stock 100,000,000

Class Q Common Stock 275,000,000

Prudential Growth Allocation Fund

Class A Common Stock 125,000,000

Class B Common Stock 5,000,000

Class C Common Stock 125,000,000

Class R Common Stock 150,000,000

Class Z Common Stock 250,000,000

Class T Common Stock 75,000,000

Class Q Common Stock 250,000,000

Prudential Moderate Allocation Fund

Class A Common Stock 125,000,000

Class B Common Stock 10,000,000

Class C Common Stock 130,000,000

Class R Common Stock 160,000,000

Class Z Common Stock 250,000,000

Class T Common Stock 75,000,000

Class Q Common Stock 250,000,000

Prudential Conservative Allocation Fund

Class A Common Stock 125,000,000

Class B Common Stock 10,000,000

Class C Common Stock 125,000,000

Class R Common Stock 165,000,000

Class Z Common Stock 235,000,000

Class T Common Stock 75,000,000

Class Q Common Stock 235,000,000

SIXTH: As classified and designated hereby, the total number of shares of all series and classes of stock which the Corporation has authority to issue is 6,625,000,000 shares, $0.001 par value per share, having an aggregate par value of $6,625,000, classified and designated as follows:

Prudential Jennison Equity Opportunity Fund

Class A Common Stock 100,000,000

Class B Common Stock 2,000,000

Class C Common Stock 25,000,000

Class Q Common Stock 320,000,000

Class R Common Stock 200,000,000

Class Z Common Stock 325,000,000

Class T Common Stock 50,000,000

Prudential Jennison Growth Fund

Class A Common Stock 125,000,000

Class B Common Stock 2,000,000

Class C Common Stock 25,000,000

Class R Common Stock 220,000,000

Class Z Common Stock 825,000,000

Class T Common Stock 50,000,000

Class Q Common Stock 275,000,000

Class R2 Common Stock 125,000,000

Class R4 Common Stock 250,000,000

Prudential Balanced Fund

Class A Common Stock 125,000,000

Class B Common Stock 3,000,000

Class C Common Stock 25,000,000

Class R Common Stock 125,000,000

Class Z Common Stock 280,000,000

Class T Common Stock 75,000,000

Class Q Common Stock 290,000,000

Prudential Growth Allocation Fund

Class A Common Stock 125,000,000

Class B Common Stock 2,000,000

Class C Common Stock 25,000,000

Class R Common Stock 100,000,000

Class Z Common Stock 300,000,000

Class T Common Stock 50,000,000

Class Q Common Stock 300,000,000

Prudential Moderate Allocation Fund

Class A Common Stock 125,000,000

Class B Common Stock 3,000,000

Class C Common Stock 25,000,000

Class R Common Stock 135,000,000

Class Z Common Stock 305,000,000

Class T Common Stock 50,000,000

Class Q Common Stock 300,000,000

Prudential Conservative Allocation Fund

Class A Common Stock 125,000,000

Class B Common Stock 3,000,000

Class C Common Stock 25,000,000

Class R Common Stock 165,000,000

Class Z Common Stock 285,000,000

Class T Common Stock 50,000,000

Class Q Common Stock 285,000,000

SEVENTH: The Board of Directors increased the total number of authorized shares of Common Stock pursuant to Section 2-105(c) of the MGCL and classified the additional shares of Common Stock pursuant to Section 2-208 of the MGCL and under the authority contained in the Charter.

EIGHTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

NINTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, The Prudential Investment Portfolios, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary on this 14th day of September, 2017.

ATTEST:	THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

/s/ Jonathan D. Shain By: /s/ Scott E. Benjamin

Name: Jonathan D. Shain Name: Scott E. Benjamin

Title: Assistant Secretary Title: Vice President